Exhibit 99.(13)(i)(2)

Schedule A

Dated August 16, 2012
To The
Expense Limitation Agreement
Dated January 27, 2012
Between
Touchstone Funds Group Trust and Touchstone Advisors, Inc.

Fund	Operating Expense Limit	Termination Date
Mid Cap Fund Class A	1.21%	January 27, 2013
Mid Cap Fund Class C	1.96%	January 27, 2013
Mid Cap Fund Class Y	0.96%	January 27, 2013
Mid Cap Fund Class Z	1.21%	January 27, 2013
Mid Cap Fund Institutional Shares	0.89%	January 27, 2013
Small Cap Value Fund Class A	1.43%	January 27, 2013
Small Cap Value Fund Class C	2.18%	January 27, 2013
Small Cap Value Fund Class Y	1.18%	January 27, 2013
Small Cap Value Fund Institutional Shares	1.03%	January 27, 2013
Short Duration Fixed Income Fund Class Z	0.74%	January 27, 2013
Short Duration Fixed Income Fund Class Y	0.49%	January 27, 2013
Ultra Short Duration Fixed Income Fund Class A	0.69%	April 16, 2014
Ultra Short Duration Fixed Income Fund Class C	1.19%	April 16, 2014
Ultra Short Duration Fixed Income Fund Class Y	0.44%	April 16, 2014
Ultra Short Duration Fixed Income Fund Institutional Shares	0.39%	April 16, 2014
Ultra Short Duration Fixed Income Fund Class Z	0.69%	April 16, 2014
Intermediate Fixed Income Fund Institutional Shares	0.40%	January 27, 2013
Premium Yield Equity Fund Class A	1.20%	January 27, 2013
Premium Yield Equity Fund Class C	1.95%	January 27, 2013
Premium Yield Equity Fund Class Y	0.95%	January 27, 2013
Emerging Markets Equity Fund Class A	1.69%	September 30, 2013
Emerging Markets Equity Fund Class C	2.44%	September 30, 2013
Emerging Markets Equity Fund Class Y	1.44%	September 30, 2013
Emerging Markets Equity Fund Institutional Shares	1.29%	September 30, 2013
Capital Appreciation Fund Class A	1.19%	January 27, 2013
Capital Appreciation Fund Class C	1.94%	January 27, 2013
Capital Appreciation Fund Class Y	0.94%	January 27, 2013
Capital Appreciation Fund Institutional Shares	0.79%	January 27, 2013
Mid Cap Value Fund Class A	1.29%	January 27, 2013
Mid Cap Value Fund Class C	2.04%	January 27, 2013
Mid Cap Value Fund Class Y	1.04%	January 27, 2013
Mid Cap Value Fund Institutional Shares	0.89%	January 27, 2013
Global Real Estate Fund Class A	1.39%	January 27, 2013
Global Real Estate Fund Class C	2.14%	January 27, 2013
Global Real Estate Fund Class Y	1.14%	January 27, 2013
Global Real Estate Fund Institutional Shares	0.99%	January 27, 2013
Large Cap Relative Value Fund Class A	1.19%	January 27, 2013

Fund	Operating Expense Limit	Termination Date
Large Cap Relative Value Fund Class C	1.94%	January 27, 2013
Large Cap Relative Value Fund Class Y	0.94%	January 27, 2013
Large Cap Relative Value Fund Institutional Shares	0.79%	January 27, 2013
Small Cap Core Fund Class A	1.34%	January 27, 2013
Small Cap Core Fund Class C	2.09%	January 27, 2013
Small Cap Core Fund Class Y	1.09%	January 27, 2013
Small Cap Core Fund Institutional Shares	0.94%	January 27, 2013
Global Equity Fund Class A	1.34%	January 27, 2013
Global Equity Fund Class C	2.09%	January 27, 2013
Global Equity Fund Class Y	1.09%	January 27, 2013
Global Equity Fund Institutional Shares	0.94%	January 27, 2013
Market Neutral Equity Fund Class A	1.50%	January 27, 2013
Market Neutral Equity Fund Class C	2.25%	January 27, 2013
Market Neutral Equity Fund Class Y	1.25%	January 27, 2013
Total Return Bond Fund Class A	0.90%	April 16, 2014
Total Return Bond Fund Class C	1.65%	April 16, 2014
Total Return Bond Fund Class Y	0.65%	April 16, 2014
Total Return Bond Fund Institutional Shares	0.50%	April 16, 2014
International Fixed Income Fund Class A	1.09%	January 27, 2013
International Fixed Income Fund Class C	1.84%	January 27, 2013
International Fixed Income Fund Class Y	0.84%	January 27, 2013
International Fixed Income Fund Institutional Shares	0.69%	January 27, 2013
Focused Equity Fund Class A	1.20%	January 27, 2013
Focused Equity Fund Class C	1.95%	January 27, 2013
Focused Equity Fund Class Y	0.95%	January 27, 2013
Focused Equity Fund Institutional Shares	0.80%	January 27, 2013
Emerging Markets Equity Fund II Class A	1.69%	January 27, 2013
Emerging Markets Equity Fund II Class C	2.44%	January 27, 2013
Emerging Markets Equity Fund II Class Y	1.44%	January 27, 2013
Emerging Markets Equity Fund II Institutional Shares	1.29%	January 27, 2013
Merger Arbitrage Fund Class A	1.68%	January 27, 2013
Merger Arbitrage Fund Class C	2.43%	January 27, 2013
Merger Arbitrage Fund Class Y	1.43%	January 27, 2013
Merger Arbitrage Fund Institutional Shares	1.28%	January 27, 2013

This Schedule A to the Expense Limitation Agreement is hereby executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST

By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Controller and Treasurer

TOUCHSTONE ADVISORS, INC.

By:	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft
Chief Financial Officer

By:	/s/ Jill Mcgruder
Jill Mcgruder
Chief Executive Officer

Signature Page – Schedule A to Expense Limitation Agreement